UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

March 19, 2012

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On March 19, 2012, following a thorough evaluation of independent registered public accounting firms satisfying key criteria identified by the Audit Committee of the Board of Directors of Local.com Corporation (the “Registrant”), the Audit Committee approved the selection of BDO USA, LLP (“BDO”) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Haskell & White LLP (“H&W”) was notified on March 19, 2012, that it will not be retained as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

None of the reports of H&W on the financial statements of the Registrant for either of the past two years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. None of the Registrant’s management or Board of Directors had any disagreements with H&W, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to H&W’s satisfaction would have caused it to make reference to the subject matter of the disagreements in connection with its report on our financial statements. There were no other “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant’s two most recent fiscal years or any subsequent interim period.

We have provided H&W a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from H&W as required by Item 304(a)(3) of Regulation S-K.

(b) On March 19, 2012, the Audit Committee approved the selection of BDO to serve as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The effective date of BDO’s engagement as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012, is March 21, 2012. During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through March 21, 2012, the Registrant has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant or oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 16.1	Letter from Haskell & White, LLP, dated March 22, 2012, to the Securities and Exchange Commission regarding the statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: March 22, 2012	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 16.1	Letter from Haskell & White, LLP, dated March 22, 2012, to the Securities and Exchange Commission regarding the statements included in this Form 8-K.